UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                         January 24, 2002
                          Date of Report
                (Date of Earliest Event Reported)



                  Palladium Communications, Inc.
      (Exact Name of Registrant as Specified in its Charter)


                  416 W.  Muhammed Ali Boulevard
                    Louisville, Kentucky 40202
             (Address of principal executive offices)

                          (502) 585-6364
                  Registrant's telephone number

                       USAOneStar.Net, Inc.
                          (Former name)

NEVADA                            33-18143-D                  87-0449399
(State or other           (Commission File Number)         (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

ITEM 4:     CHANGES IN CERTIFYING ACCOUNTANT

     In January 2002 our board of directors determined it would be in our best interest to change auditors and the board recommended and approved such action. On January 31, 2002 we engaged Chisholm & Associates, Certified Public Accountants, as our new independent auditors. On February 4, 2002 McCauley Nicolas & Company, LLC, Certified Public Accountants, resigned as our independent auditors. We engaged McCauley Nicolas & Company, LLC on November 1, 2001 and it reviewed our unaudited financials statements for the quarter ended September 30, 2001. McCauley Nicolas & Company, LLC did not provide a report related to our audited financials. From November 1, 2001 through February 4, 2002 there were no disagreements or reportable events with McCauley Nicolas & Company, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


     Chisholm & Associates had served as our independent auditors from August of 2000 through November 1, 2001 and it had audited our financials statements for the fiscal years ended June 30, 2001, 2000, and 1999. During the interim period from November 1, 2001 through January 31, 2002, we did not consult with Chisholm & Associates regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Chisholm & Associates concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue. Nor did we consult with Chisholm & Associates as to any matter that was either the subject of a disagreement or a reportable event with McCauley Nicolas & Company, LLC during the interim period from November 1, 2001 through January 31, 2002.

ITEM 5: OTHER EVENTS

     Pursuant to the terms of our acquisition agreement with Palladium Communications, Inc., a Kentucky corporation, dated August 31, 2001, we filed an amendment to our articles of incorporation with the Nevada Secretary of State on January 24, 2002, which changed the name of the corporation from USAOneStar.Net, Inc. to Palladium Communications, Inc. and increased our authorized shares of common stock from 200,000,000 to 900,000,000, par value $0.001. As a result of the name change our listed trading symbol on the OTC Bulletin Board changed from "USAS" to "PDMC"on February 4, 2002. In addition, we have completed the share exchange per the terms of the acquisition agreement described in our Current Report on Form 8-K filed on September 14, 2001, and we have filed the articles of share exchange with the Nevada Secretary of State.

ITEM 7:     EXHIBITS

Exhibit          Description

3.1              Articles of Incorporation, as amended

16.1             Letter of Agreement from McCauley Nicolas & Company LLC

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: 2/6/02             Palladium Communications, Inc.


                               /s/ Raymond C. Dauenhauer, Jr.
                         By: __________________________________________
                              Raymond C. Dauenhauer, Jr.
                              President, CEO and Director